EXHIBIT 99.1

News Release

September 22, 2015

Ashland Inc. announces plan to separate into two independent, publicly traded companies
•	The new Ashland will be a premier specialty chemicals company with leading positions in fast-growing consumer and industrial markets
•	Valvoline will be an industry-leading engine and automotive maintenance business, built on the strength of premium-branded lubricants
•	The separation is expected to be completed as soon as practicable, but not less than a year from now

COVINGTON, Ky. – Ashland Inc. (NYSE: ASH) today announced that its board of directors has approved proceeding with a plan to separate Ashland into two independent, publicly traded companies. Today’s announcement follows a comprehensive strategic planning review by the company’s global leadership team to better understand Ashland’s markets, customers and the opportunities for each business to create the most value for shareholders, customers and employees. It also represents the final step in Ashland’s more than decade-long transformation from an oil refiner and marketer to a specialty chemicals company, during which the company completed dozens of acquisitions and divestitures.

“Ashland is fortunate to have two strong, but distinctly different, business platforms with attractive growth opportunities and experienced leadership teams,” said William A. Wulfsohn, Ashland chairman and chief executive officer. “We believe that separating into two industry-leading public companies – one focused on specialty chemicals and the other focused on high-performance lubricants – will generate significant value for shareholders by enabling each company to focus on its specific business and strategic priorities. For the new Ashland, that means becoming a ‘solutions destination’ for a wide range of consumer and industrial customers through the delivery of value-added technology and world-class operations. For Valvoline, it means building the world’s leading engine and automotive maintenance business by providing hands-on expertise to customers around the world. Each company will be a leader in its respective industry, with the capital structure, financial resources and capital allocation strategies to drive greater revenue and earnings growth.”

The New Ashland
The new Ashland will be a global leader in providing specialty chemical solutions to customers in a wide range of consumer and industrial markets. These markets are currently served by Ashland’s Chemicals Group, comprising Ashland Specialty Ingredients and Ashland Performance Materials. Key markets and applications include pharmaceutical, personal care, food and beverage, architectural coatings, adhesives, automotive, construction and energy. Together these businesses generated approximately $3.6 billion in sales for the 12 months ended June 30, 2015.

The new Ashland will focus on: driving growth in higher-margin, highly differentiated core product lines where the company helps customers succeed; leveraging the innovation pipeline by driving new product introductions; optimizing the business and product portfolio; and taking a disciplined approach to capital investment.

Wulfsohn will serve as chairman and CEO of the new Ashland following the separation, while Luis Fernandez-Moreno, currently senior vice president of Ashland and president of Ashland’s Chemicals Group, will be chief operating officer of the new company. Kevin Willis, currently senior vice president and chief financial officer of Ashland, will serve in the same capacity in the new Ashland.

Valvoline
Valvoline will focus on building the world’s leading engine and automotive maintenance business by providing hands-on expertise to customers in each of its primary market channels: Do-It-Yourself (DIY); Installers; Valvoline Instant Oil ChangeSM; and International. The globally recognized brand, which soon will celebrate its 150th anniversary, generated sales of $2 billion for Ashland in the 12-month period ended June 30, 2015. Valvoline currently ranks as the #2 quick-lube chain and #3 passenger car motor oil brand in the United States. The brand operates and franchises approximately 940 Valvoline Instant Oil ChangeSM service centers in the United States. As an independent publicly traded company, Valvoline will focus on growing its network of Valvoline Instant Oil Change stores, leveraging the Valvoline brand across multiple channels to capture new market share, and expanding its presence in Asia, Europe, Latin America and other international markets.

Wulfsohn will serve as non-executive chairman of Valvoline following the separation, and Sam Mitchell, currently senior vice president of Ashland and president of Valvoline, will serve as CEO.

Transaction Details
Ashland will begin the process to separate its specialty chemicals and Valvoline businesses while it finalizes the transaction structure and obtains customary regulatory and other approvals. The company intends for the separation, which is subject to final board approval prior to completion, to be tax free for Ashland shareholders. Immediately following the separation, Ashland shareholders will own shares of both the new Ashland and Valvoline.

Each company expects to target mid- to high-BB credit ratings and intends to pay regular dividends consistent with providing attractive total returns to shareholders.

BofA Merrill Lynch is acting as financial advisor on the transaction and Cravath, Swaine & Moore LLP is acting as legal advisor.

Conference Call
Ashland will host a conference call to discuss the transaction at 9 a.m. EDT today. Investors may access the call by dialing toll-free (877) 303-6152. International callers may dial (678) 809-1066. Please provide the operator with conference ID 45385806. The conference call will be webcast and supporting materials will be accessible through Ashland’s website at http://investor.ashland.com. Following the live event, an archived version of the webcast and supporting materials will be available.

About Ashland
Headquartered in Covington, Kentucky, Ashland Inc. (NYSE: ASH) is a global leader in providing specialty chemical solutions to customers in a wide range of consumer and industrial markets, including architectural coatings, automotive, construction, energy, food and beverage, personal care and pharmaceutical. Through our three business units – Ashland Specialty Ingredients, Ashland Performance Materials and Valvoline – we use good chemistry to make great things happen for customers in more than 100 countries. Visit ashland.com to learn more.

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Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the expected timetable for completing the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to Ashland’s business in connection with the proposed separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the separation, Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not achieve the anticipated benefits from such transactions); the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future event or otherwise.

SM Service mark, Ashland or its subsidiaries, registered in various countries

FOR MORE INFORMATION:

Media:
Gary Rhodes
+1 (859) 815-3047
glrhodes@ashland.com

Investors:
Jason Thompson
+1 (859) 815-4454
jlthompson@ashland.com